Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

THIS DOES NOT CONSTITUTE AN ANNOUNCEMENT OF A FIRM INTENTION TO MAKE AN OFFER UNDER RULE 2.7 OF THE CITY CODE ON TAKEOVERS AND MERGERS (THE “CODE”). THERE CAN BE NO CERTAINTY THAT ANY FIRM OFFER WILL BE MADE

For immediate release	July 8, 2014

Statement from AbbVie Inc. (“AbbVie”) regarding a revised possible offer for Shire plc (“Shire”)

AbbVie and its financial adviser have spoken to Shire’s shareholders representing a majority of Shire’s outstanding shares

AbbVie has increased its proposal to £22.44 in cash and 0.8568 ordinary shares of New AbbVie for each Shire share which represents an indicative value of £51.151

Proposal is an approximately 11 percent increase from AbbVie’s prior indicative proposal of £46.262

AbbVie believes that the revised proposal reflects a substantial sharing of potential synergies between the shareholders of each company

Shire shareholders will also have incremental future upside from potential synergies and value creation potential through 24 percent ownership in New AbbVie3

Following the announcement on June 25, 2014, where AbbVie outlined its strong strategic rationale and commitment regarding a combination with Shire, AbbVie and its financial adviser have met with, or spoken to, a large number of Shire shareholders, who collectively represent a majority of Shire’s outstanding shares. The majority of these shareholders are longer-term holders of Shire, including the majority of Shire’s largest shareholders.

Today, AbbVie is pleased to outline its revised proposal of £22.44 in cash and 0.8568 ordinary shares of New AbbVie for each Shire share (the “Proposal” and the “Fourth Proposal”). The Fourth Proposal represents an indicative value of £51.151 as of July 7, 2014 (the latest practicable date before this announcement).

1  Based on AbbVie’s closing share price of $57.40 (and an exchange rate of $1.00:£0.5837) on July 7, 2014, the latest practicable date before this announcement, and assuming one New AbbVie share is issued for each existing AbbVie share in the simultaneous AbbVie holding company restructuring described in AbbVie’s Rule 2.4 announcement on June 25, 2014.

2  Based on AbbVie’s closing share price of $54.03 (and an exchange rate of $1.00:£0.5982) on May 29, 2014, the latest practicable date before the proposal was made, and assuming one New AbbVie share is issued for each existing AbbVie share in the simultaneous AbbVie holding company restructuring described in AbbVie’s Rule 2.4 announcement on June 25, 2014.

3  As outlined in AbbVie’s Rule 2.4 announcement on June 25, 2014.

The indicative value4 of the Fourth Proposal represents:

•                  An increase of approximately 11 percent and approximately a £3 billion increase to the indicative offer value of £46.265 per share;

•                  An increase of £2.00 and approximately 10 percent in cash per Shire share;

•                  A premium of 75 percent to Shire’s closing share price of £29.25 on April 17, 20146 and approximately £13 billion of incremental aggregate value for Shire’s shareholders;

•                  A premium of 48 percent to Shire’s closing share price of £34.67 on May 2, 20147 (the last practicable date prior to AbbVie’s initial proposal) and approximately £10 billion of incremental aggregate value for Shire’s shareholders; and

•                  An implied Enterprise Value8 / Last Twelve Months’ EBITDA (as reported by Shire)9 multiple of approximately 25x.

In addition, this revised indicative proposal increases the ownership that will be held by Shire shareholders to approximately 24 percent of a new holding company of the combined group (“New AbbVie”). For reasons that AbbVie outlined in previous announcements, presentations and press releases from June 25, 2014, AbbVie continues to believe that AbbVie’s attractive stock has meaningful upside potential independent of a transaction, and New AbbVie’s share price would be well-positioned to appreciate and re-rate.

AbbVie Chairman and CEO Richard Gonzalez:

“This transaction is a combination of two leading companies with leadership positions in specialty pharmaceuticals that would create a global market leader with unique characteristics and a compelling investment thesis. AbbVie will bring greater financial strength and R&D experience to this combination that will enable both companies to reach their full potential for their shareholders and patients in need across the globe.”

“AbbVie has made a compelling offer to Shire that creates immediate and long-term value to shareholders of both companies. We think its shareholders should strongly encourage the Shire board to engage in constructive dialogue with AbbVie.”

Next steps

AbbVie strongly encourages shareholders to consider the Fourth Proposal and communicate their perspective to Shire’s Board in light of the July 18, 2014 “Put Up or Shut Up” deadline. AbbVie is willing to move quickly and cooperatively to engage with Shire with a view to achieving a transaction for the benefit of all shareholders.

4  Based on AbbVie’s closing share price of $57.40 (and an exchange rate of $1.00:£0.5837) on July 7, 2014, the latest practicable date before this announcement, and assuming one New AbbVie share is issued for each existing AbbVie share in the simultaneous AbbVie holding company restructuring described in AbbVie’s Rule 2.4 announcement on June 25, 2014.

5  Based on AbbVie’s closing share price of $54.03 (and an exchange rate of $1.00:£0.5982) on May 29, 2014, the latest practicable date before the proposal was made, and assuming one New AbbVie share is issued for each existing AbbVie share in the simultaneous AbbVie holding company restructuring described in AbbVie’s Rule 2.4 announcement on June 25, 2014.

6  The last trading day prior to the emergence of market consolidation rumors amid speculation that Pfizer had approached AstraZeneca regarding a potential transaction.

7  On May 2, 2014, Shire’s stock price closed at £34.67, having risen by 19 percent from £29.25 on April 17, 2014, the last trading day prior to the emergence of market consolidation rumors amid speculation that Pfizer had approached AstraZeneca regarding a potential transaction.

8  Enterprise value defined as equity value on a fully diluted basis plus net debt position adjusted for Lumena and Fibrotech acquisitions (sourced from Shire press releases and Shire Q1 2014 results).

9  Last Twelve Months’ EBITDA reflects continuing EBITDA adjusted for DERMAGRAFT divestiture per Shire management guidance, calculated as of Q1 2014 per Shire full year results presentation on February 13, 2014 and Shire Q1 2014 earnings presentation as of May 1, 2014.

Key conditions

The making of any firm offer by AbbVie is subject to pre-conditions (which may be waived in whole or in part by AbbVie):

•                  The satisfactory completion of confirmatory due diligence on the business and prospects of Shire;

•                  The directors of Shire having provided a unanimous and unqualified recommendation of the Proposal; and

•                  AbbVie having received irrevocable undertakings from all of the directors of Shire (and any person connected to them) in respect to their holdings in Shire shares to accept the Proposal.

The completion of the Proposal would be subject to the approval of AbbVie shareholders and regulatory approvals, amongst other conditions.

Terms

Whilst the cash and share mix of AbbVie’s Fourth Proposal has an indicative value of £51.1510 per Shire share as of July 7, 2014, under Rule 2.5 of the Code any firm offer announced by AbbVie under Rule 2.7 of the Code will, at the date of its announcement, need to be equivalent, on a per Shire share basis, to not less than the higher of:

•                  £46.26; or

•                  The aggregate of £22.44 and the value of 0.8568 AbbVie shares at the closing price and relevant $/£ exchange rate on the latest practicable date before AbbVie announces any such firm intention to make an offer under Rule 2.7,
(such higher amount being, the “Floor Price”).

AbbVie reserves the right to introduce other forms of consideration and/or vary the mix of consideration. AbbVie also reserves the right to make an offer at any time for less than the equivalent of the Floor Price for each Shire share:

•                  With the agreement or recommendation of the Shire Board;

•                  If a third party announces a firm intention to make an offer for Shire which, as at the date AbbVie announces a firm intention to make an offer for Shire, is valued at a lower price than the equivalent of the Floor Price for each Shire share; or

•                  Following the announcement by Shire of a whitewash transaction pursuant to the Code.

In accordance with Rule 30.4 of the Code, a copy of this announcement will be available on AbbVie’s website at www.abbvieinvestor.com. A further announcement will be made as appropriate.

Enquiries:

AbbVie Investor Contacts

Larry Peepo (Tel: +1 847 935 6722)

Liz Shea (Tel: +1 847 935 2211)

10  Based on AbbVie’s closing share price of $57.40 (and an exchange rate of $1.00:£0.5837) on July 7, 2014, the latest practicable date before this announcement, and assuming one New AbbVie share is issued for each existing AbbVie share in the simultaneous AbbVie holding company restructuring described in AbbVie’s Rule 2.4 announcement on June 25, 2014.

AbbVie Media Contacts

Jennifer Smoter (Tel: +1 847 935 8865)

Adelle Infante (Tel: +1 847 938 8745)

Angela Sekston (Tel: +1 847 937 6636)

J.P. Morgan (Financial Adviser)

Jeffrey Hoffman / Henry Gosebruch / Benjamin Wallace (New York, Tel: +1 212 270 6000)

Laurence Hollingworth / Dwayne Lysaght / James Robinson (London, Tel: +44 207 742 4000)

Brunswick Group PR Contacts

Richard Jacques / Justine McIlroy (Tel: +44 207 404 5959)

About AbbVie

AbbVie is a global, research-based biopharmaceutical company formed in January 2013 following separation from Abbott Laboratories. The company’s mission is to use its expertise, dedicated people and approach to innovation to develop and market advanced therapies that address some of the world’s most complex and serious diseases. AbbVie employs approximately 25,000 people worldwide and markets medicines in more than 170 countries. AbbVie is traded on the New York Stock Exchange under “ABBV”. Additional information is available on the company’s website at www.abbvieinvestor.com.

The directors of AbbVie accept responsibility for the information contained in this document and, to the best of their knowledge and belief (having taken all reasonable care to ensure that such is the case), the information contained in this document is in accordance with the facts and it does not omit anything likely to affect the import of such information.

J.P. Morgan Securities LLC (“J.P. Morgan”), together with its affiliate J.P. Morgan Limited (which conducts its U.K. investment banking business as J.P. Morgan Cazenove and which is authorised and regulated by the Financial Conduct Authority in the United Kingdom), is acting exclusively for AbbVie in connection with the possible offer and for no one else, and is not, and will not be, responsible to anyone other than AbbVie for providing the protections afforded to clients of J.P. Morgan or its affiliates, or for providing advice in relation to the possible offer or any other matters referred to in this announcement.

Disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.

Disclosures are therefore required in the shares of AbbVie and Shire.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Takeover Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

Forward-Looking Statements

This announcement contains certain forward-looking statements with respect to a possible combination involving AbbVie and Shire. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. AbbVie cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that a possible combination will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the possible combination if it is made, adverse effects on the market price of AbbVie’s common stock and on AbbVie’s operating results because of a failure to complete the possible combination, failure to realise the expected benefits of the possible combination, negative effects relating to the announcement of the possible combination or any further announcements relating to the possible combination or the consummation of the possible combination on the market price of AbbVie’s common stock, significant transaction costs and/or unknown liabilities, general economic and business conditions that affect the combined companies following the consummation of the possible combination, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business combinations or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made by AbbVie in light of its experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement could cause AbbVie’s plans with respect to Shire, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement. Additional information about economic, competitive, governmental, technological and other factors that may affect AbbVie is set forth in Item 1A, “Risk Factors,” in AbbVie’s 2013 Annual Report on Form 10-K, which has been filed with United States Securities and Exchange Commission (the “SEC”), the contents of which are not incorporated by reference into, nor do they form part of, this announcement. AbbVie undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Additional Information

This document is provided for informational purposes only and does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. Subject to future developments, AbbVie may file a registration statement and/or tender offer documents with the SEC in connection with a combination. Holders of Shire and/or AbbVie shares should read those filings, and any other filings made by AbbVie with the SEC in connection with the combination, as they will contain important information. Those documents, if and when filed, as well as AbbVie’s other public filings with the SEC may be obtained without charge at the SEC’s website at www.sec.gov and at AbbVie’s website at www.abbvieinvestor.com.

This announcement has been prepared in accordance with English law and the Code and information disclosed may not be the same as that which would have been prepared in accordance with the laws of jurisdictions outside England.

Ends